Exhibit 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Jinyuan Li, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004, that the Annual Report on Form 10-KSB of Tiens Biotech Group (USA), Inc. for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Tiens Biotech Group (USA), Inc.

         I, Wenjun Jiao, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004, that the Annual Report on Form 10-KSB of Tiens Biotech Group (USA), Inc. for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Tiens Biotech Group (USA), Inc.

Dated: March 31, 2005

By: /s/ Jinyuan Li
   -------------------------------------
   Jinyuan Li
   President and Chief Executive Officer
   (Principal Executive Officer)

By: /s/ Wenjun Jiao
   -------------------------------------
   Wenjun Jiao
   Chief Financial Officer
   (Principal Accounting Officer)